UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2018 (December 11, 2018)

TERRA INCOME FUND 6, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	814-01136 (Commission File Number)	46-2865244 (I.R.S. Employer Identification No.)

805 Third Avenue, 8th Floor
New York, New York 10022
(Address of principal executive offices, including zip code)

(212) 753-5100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 13, 2018, Bruce D. Batkin notified the board of directors (the “Board”) of Terra Income Fund 6, Inc. (the “Company”) that he intends to resign as Chief Executive Officer (“CEO”) of the Company, effective upon the affirmative vote at the 2018 annual meeting of stockholders of the Company of a majority of the outstanding shares of common stock, as defined in the Investment Company Act of 1940, as amended, of the new investment advisory agreement between the Company and Terra Income Advisors, LLC, the Company’s investment adviser.

On December 11, 2018, the Board appointed Vikram S. Uppal as CEO of the Company, effective as of the date on which Mr. Batkin’s resignation as CEO takes effect. Mr. Uppal did not enter into an employment agreement with the Company in connection with his appointment as the Company’s CEO, and the appointment of Mr. Uppal as the Company’s CEO was not made pursuant to any arrangement or understanding between Mr. Uppal and any other person. Mr. Uppal does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. In addition, there are no family relationships between Mr. Uppal and any of the Company’s executive officers or directors required to be disclosed pursuant to Item 401(d) of Regulation S-K.

Mr. Uppal’s biographical information is set forth below:

Vikram S. Uppal, 35, currently serves as CEO of Terra Capital Partners, LLC (“Terra Capital Partners”). Mr. Uppal has also served as a director of Terra Property Trust, Inc. (“TPT”) and Terra REIT Advisors, LLC (“Terra REIT Advisors”) since February 8, 2018 and as Chief Executive Officer of TPT and Terra REIT Advisors since December 1, 2018. Prior to joining Terra Capital Partners, Mr. Uppal was a Partner and Head of Real Estate at Axar Capital Management L.P. (“Axar”) since 2016. Prior to Axar, Mr. Uppal was a Managing Director on the Investment Team at Fortress Investment Group’s Credit and Real Estate Funds from 2015 to 2016. From 2012 to 2015, Mr. Uppal worked at Mount Kellett Capital Management, a private investment organization, where he served as Co-Head of North American Real Estate Investments. Mr. Uppal holds a B.S. from the University of St. Thomas and a M.S. from Columbia University.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA INCOME FUND 6, INC.

Date:	December 17, 2018	By:	/s/ Gregory M. Pinkus
Gregory M. Pinkus
Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary